EXHIBIT 24

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint Daryl M. Adams, Frederick J. Sohm, and Thomas T. Kivell, and each of them, his attorney, with full power of substitution and resubstitution, for such individual and in his name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2015, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Hugh W. Sloan

Print Name:	Hugh W. Sloan

Title:	Director

Date:	January 20, 2016

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint Daryl M. Adams, Frederick J. Sohm, and Thomas T. Kivell, and each of them, his attorney, with full power of substitution and resubstitution, for such individual and in his name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2015, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Andrew Rooke

Print Name:	Andrew Rooke

Title:	Director

Date:	February 9, 2016

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint Daryl M. Adams, Frederick J. Sohm, and Thomas T. Kivell, and each of them, his attorney, with full power of substitution and resubstitution, for such individual and in his name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2015, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Kenneth Kaczmarek

Print Name:	Kenneth Kaczmarek

Title:	Director

Date:	February 2, 2016

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint Daryl M. Adams, Frederick J. Sohm, and Thomas T. Kivell, and each of them, his attorney, with full power of substitution and resubstitution, for such individual and in his name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2015, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Ronald E. Harbour

Print Name:	Ronald E. Harbour

Title:	Director

Date:	January 20, 2016

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint Daryl M. Adams, Frederick J. Sohm, and Thomas T. Kivell, and each of them, his attorney, with full power of substitution and resubstitution, for such individual and in his name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2015, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Richard R. Current

Print Name:	Richard R. Current

Title:	Director

Date:	January 29, 2016

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint Daryl M. Adams, Frederick J. Sohm, and Thomas T. Kivell, and each of them, his attorney, with full power of substitution and resubstitution, for such individual and in his name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2015, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Richard F. Dauch

Print Name:	Richard F. Dauch

Title:	Director

Date:	February 15, 2016

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint Daryl M. Adams, Frederick J. Sohm, and Thomas T. Kivell, and each of them, his attorney, with full power of substitution and resubstitution, for such individual and in his name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2015, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ James C. Orchard

Print Name:	James C. Orchard

Title:	Director

Date:	January 19, 2016

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint Daryl M. Adams, Frederick J. Sohm, and Thomas T. Kivell, and each of them, his attorney, with full power of substitution and resubstitution, for such individual and in his name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2015, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ James A. Sharman

Print Name:	James A. Sharman

Title:	Director

Date:	January 26, 2016

POWER OF ATTORNEY

The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Spartan Motors, Inc., does hereby appoint Daryl M. Adams, Frederick J. Sohm, and Thomas T. Kivell, and each of them, his attorney, with full power of substitution and resubstitution, for such individual and in his name, place and stead, in any and all capacities, to sign the Form 10-K of Spartan Motors, Inc. for its fiscal year ended December 31, 2015, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission.

Signature:	/s/ Daryl M. Adams

Print Name:	Daryl M. Adams

Title:	President and Chief Executive Officer

Date:	February 6, 2016